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                                                                   EXHIBIT 10.54

                THIRD AMENDMENT TO COMMERCIAL SUBLEASE AGREEMENT


         This Third Amendment to Commercial Sublease Agreement ("AMENDMENT") dated March 3, 2003, is made by and between SOUTHWEST MICHIGAN INNOVATION CENTER, INC. (FORMERLY KNOWN AS SWMF HOLDINGS CORPORATION) ("LANDLORD") and ESPERION THERAPEUTICS, INC. ("TENANT").

                             PRELIMINARY STATEMENT

         A. Landlord and Tenant entered into a Commercial Sublease dated June 22, 2001 (the "SUBLEASE") covering the following numbered rooms in McCracken Hall at Western Michigan University: 5010, 5030, 5040, 5041, 5042, 5070, 5090,
5110, 5111, and 5280C.

         B. Pursuant to paragraph 3 of the Sublease, the term of the Sublease is for one (1) year commencing October 15, 2001 and expiring October 14, 2002.

         C. Pursuant to paragraph 3, Tenant has the option to renew the Sublease for four (4) additional six (6) month terms, the first of which shall commence immediately after the end of the original term of the Sublease.

         D. Tenant has given Landlord notice of intent to renew the Sublease for the first six-month renewal term and the parties are entering into this Amendment to memorialize such renewal.

                                   AGREEMENT

         1. The Sublease is hereby amended to extend the term of the Sublease for one (1) additional six (6) month period and the term of the Sublease will commence on April 15, 2002 and expire on October 14, 2003, unless further extended in accordance with the terms of paragraph 3 of the Sublease.

         2. In accordance with the Sublease, rent during the additional term shall be the same as the rent specified in Section 4 of the Sublease, as amended.

         3. Except as expressly stated otherwise in this Amendment, all rights and obligations of Tenant and Landlord contained in the Sublease remain in full force and effect.

         4. This Amendment may be executed in counterparts and by facsimile, each of which shall constitute an original and all of which shall together constitute one and the same Amendment.


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         IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the day and year first above written.


                                  SOUTHWEST MICHIGAN INNOVATION CENTER, INC.


                                  By: /s/ Barry Broome
                                     -------------------------------------
                                     Barry Broome
                                             Its:  Executive Director/CEO


                                  ESPERION THERAPEUTICS, INC.



                                  By: /s/ Timothy M. Mayleben
                                     -------------------------------------
                                     Timothy M. Mayleben
                                             Its:  Chief Operating Officer & CFO